                                                                       Exhibit A

                             JOINT FILING AGREEMENT


     Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned.

     This Agreement may be executed in one or more counterparts.



Date: November 19, 1999         BAIN CAPITAL FUND VI, L.P.
                                By:  Bain Capital Partners VI, L.P.,
                                       its General Partner

                                By:  Bain Capital Investors VI, Inc.,
                                       its General Partner

                                By:  /s/ Dennis M. Myers
                                     -------------------
                                Name:    Dennis M. Myers
                                Title:   Attorney-in-Fact



Date: November 19, 1999         BAIN CAPITAL PARTNERS VI, L.P.
                                By:  Bain Capital Investors VI, Inc.,
                                       its General Partner


                                By:  /s/ Dennis M. Myers
                                     -------------------
                                Name:    Dennis M. Myers
                                Title:   Attorney-in-Fact



Date November 19, 1999          BAIN CAPITAL INVESTORS VI, INC.


                                By:  /s/ Dennis M. Myers
                                     -------------------
                                Name:    Dennis M. Myers
                                Title:   Attorney-in-Fact

Date: November 19, 1999         SANKATY HIGH YIELD ASSET PARTNERS, L.P.
                                By:  Sankaty High Yield Asset Investors, LLC,
                                       its General Partner

                                By:   Sankaty High Yield Asset Investors, Ltd.,
                                        its Managing Member

                                By:  /s/ Dennis M. Myers
                                     -------------------
                                Name:    Dennis M. Myers
                                Title:   Attorney-in-Fact



Date: November 19, 1999         SANKATY HIGH YIELD ASSET INVESTORS, LLC
                                By:  Sankaty High Yield Asset Investors, Ltd.,
                                       its Managing Member

                                By:  /s/ Dennis M. Myers
                                     -------------------
                                Name:    Dennis M. Myers
                                Title:   Attorney-in-Fact



Date November 19, 1999          SANKATY HIGH YIELD ASSET INVESTORS, LTD.


                                By:  /s/ Dennis M. Myers
                                       -------------------
                                Name:    Dennis M. Myers
                                Title:   Attorney-in-Fact



Date: November 19, 1999         BROOKSIDE CAPITAL PARTNERS FUND, L.P.
                                By:  Brookside Capital Investors, L.P.,
                                       its General Partner

                                By:  Brookside Capital Investors, Inc.,
                                       its General Partner

                                By:  /s/ Dennis M. Myers
                                     -------------------
                                Name:    Dennis M. Myers
                                Title:   Attorney-in-Fact

Date: November 19, 1999         BROOKSIDE CAPITAL INVESTORS, L.P.
                                By:  Brookside Capital Investors, Inc.,
                                       its General Partner

                                By:  /s/ Dennis M. Myers
                                     -------------------
                                Name:    Dennis M. Myers
                                Title:   Attorney-in-Fact



Date: November 19, 1999         BROOKSIDE CAPITAL INVESTORS, INC.

                                By:  /s/ Dennis M. Myers
                                     -------------------
                                Name:    Dennis M. Myers
                                Title:   Attorney-in-Fact



Date: November 19, 1999         BCIP ASSOCIATES II
                                BCIP TRUST ASSOCIATES II
                                BCIP ASSOCIATES II-B
                                BCIP TRUST ASSOCIATES II-B
                                BCIP ASSOCIATES II-C
                                By:   Bain Capital, Inc.,
                                        their Managing General Partner

                                By:  /s/ Dennis M. Myers
                                     -------------------
                                Name:    Dennis M. Myers
                                Title:   Attorney-in-Fact



Dated: November 19, 1999        BAIN CAPITAL, INC.


                                By:  /s/ Dennis M. Myers
                                     -------------------
                                Name:    Dennis M. Myers
                                Title:   Attorney-in-Fact

Date: November 19, 1999         PEP INVESTMENTS PTY LIMITED
                                By:   Bain Capital, Inc.,
                                        its Attorney-in-Fact

                                By:  /s/ Dennis M. Myers
                                     -------------------
                                Name:    Dennis M. Myers
                                Title:   Attorney-in-Fact



                                     /s/ W. Mitt Romney
                                -----------------------
Date: November 19, 1999         W. Mitt Romney


Date: November 19, 1999         MADISON DEARBORN CAPITAL PARTNERS III, L.P.
                                By:   Madison Dearborn Partners III, L.P.,
                                        its General Partner

                                By:   Madison Dearborn Partners, LLC,
                                        its General Partner


                                By:  /s/ Thomas R. Reusche
                                     ---------------------
                                Name:    Thomas R. Reusche
                                Title:   Managing Director



Date: November 19, 1999         MADISON DEARBORN SPECIALTY EQUITY III, L.P.
                                By:   Madison Dearborn Partners III, L.P.,
                                        its General Partner

                                By:   Madison Dearborn Partners, LLC,
                                        its General Partner


                                By:  /s/ Thomas R. Reusche
                                     ---------------------
                                Name:    Thomas R. Reusche
                                Title:   Managing Director

Date: November 19, 1999         SPECIAL ADVISORS FUND I, LLC
                                By:   Madison Dearborn Partners III, L.P.,
                                        its Manager

                                By:   Madison Dearborn Partners, LLC,
                                        its General Partner


                                By:  /s/ Thomas R. Reusche
                                     ---------------------
                                Name:    Thomas R. Reusche
                                Title:   Managing Director



Date: November 19, 1999         MADISON DEARBORN PARTNERS III, L.P.
                                By:   Madison Dearborn Partners, LLC,
                                        its General Partner


                                By:  /s/ Thomas R. Reusche
                                     ---------------------
                                Name:    Thomas R. Reusche
                                Title:   Managing Director



Date: November 19, 1999         MADISON DEARBORN PARTNERS, LLC


                                By:  /s/ Thomas R. Reusche
                                     ---------------------
                                Name:    Thomas R. Reusche
                                Title:   Managing Director